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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  March 31, 1998
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                          RENAISSANCE WORLDWIDE, INC.
                          ---------------------------
              (Exact name of registrant as specified in charter)

        MASSACHUSETTS                  0-28192                 04-2920563
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(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
       of incorporation)                                   Identification No.)



     189 Wells Avenue, Newton, MA                                 02159
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(Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code:  (617) 527-6886
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                           This is page 1 of 5 pages.
                        Exhibit Index appears on page 5.


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ITEM 2.   ACQUISITION OF ASSETS

(a) On March 31, 1998, pursuant to an Agreement and Plan of Merger dated March
31, 1998 (the "Neoglyphics Merger Agreement") among the Registrant, Neoglyphics
Media Corporation, an Illinois corporation ("Neoglyphics") and NGMC Acquisition
Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant
("NGMC Acquisition"), the Registrant acquired Neoglyphics through the merger of NGMC Acquisition with and into Neoglyphics. Pursuant to the Neoglyphics Merger
Agreement, the 16,888,500 shares of Neoglyphics common stock outstanding were converted collectively into the right to receive 2,240,260 shares of the Registrant's common stock. The Registrant also assumed all 959,909 outstanding
Neoglyphics stock options which were converted into options for the Registrant's common stock on the same conversion ratio as applied to the Neoglyphics common stock. The amount and nature of the consideration was determined by arms-length negotiation among the parties.

     The foregoing description is qualified in its entirety by reference to the Neoglyphics Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

     On April 2, 1998, pursuant to an Agreement and Plan of Merger dated
April 2, 1998 (the "Triad Merger Agreement") among the Registrant, Triad Data,
Inc., a New York corporation ("Triad"), TDI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant ("TDI Acquisition"), and Harley Lippman, the sole Stockholder of Triad, the Registrant acquired Triad through the merger of TDI Acquisition with and into Triad. Pursuant to the Triad
Merger Agreement, the 100 shares of Triad common stock outstanding were converted collectively into the right to receive 2,440,920 shares of the Registrant's common stock. The amount and nature of the consideration was determined by arms-length negotiation among the parties.

     The foregoing description is qualified in its entirety by reference to the Triad Merger Agreement, a copy of which is attached hereto as Exhibit 2.3 and incorporated herein by reference.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          Financial Statements of the Acquired Businesses

     (a) It is currently impracticable for the Registrant to provide the required one year financial statements with respect to the acquired businesses referred to in Item 2 of this Report. The Registrant will file the required financial information by amendment as soon as practicable and in any event no later than 60 days from the date hereof.

     (b) It is currently impracticable for the Registrant to provide the required pro forma financial information with respect to the acquired business referred to in Item 2. The Registrant will file the required pro forma financial information by amendment as soon as such information is available and in any event no later than 60 days from the date hereof.

     (c)   Exhibits:

     2.1   Agreement and Plan of Merger dated March 31, 1998 among Renaissance
           Worldwide, Inc., Neoglyphics Media Corporation and NGMC Acquisition
           Corp.

     2.2 Agreement to furnish copies of omitted annexes, schedules and exhibits to the Neoglyphics Merger Agreement.

     2.3   Agreement and Plan of Merger dated April 2, 1998 among Renaissance
           Worldwide, Inc., Triad Data, Inc., TDI Acquisition Corp. and Harley
           Lippman.

     2.4 Agreement to furnish copies of omitted annexes, schedules and exhibits to the Triad Merger Agreement.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              RENAISSANCE WORLDWIDE, INC.


                              By: /s/ Richard L. Bugley
                                 _______________________________________________
                                 Name:  Richard L. Bugley
                                 Title:  Vice President and General Counsel


Date:  April 14, 1998

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                                 EXHIBIT INDEX
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


Exhibit No.                   Description of Exhibits                  Page
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
2.1            Agreement and Plan of Merger dated March 31, 1998
               among Renaissance Worldwide, Inc., Neoglyphics
               Media Corporation and NGMC Acquisition Corp.

2.2 Agreement to furnish copies of omitted annexes, schedules and exhibits to the Neoglyphics Merger
               Agreement.

2.3 Agreement and Plan of Merger dated April 2, 1998 among Renaissance Worldwide, Inc., Triad Data, Inc.,
               TDI Acquisition Corp. and Harley Lippman.

2.4 Agreement to furnish copies of omitted annexes, schedules and exhibits to the Triad Merger Agreement.

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